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                                                               FORM T-1

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                       STATEMENT OF ELIGIBILITY
                                              UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                                               CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                                 CHECK IF AN APPLICATION TO DETERMINE
                                                 ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                                   SECTION 305(b)(2)           |__|
                                                      ---------------------------

                                               THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                          (Exact name of trustee as specified in its charter)

                                                                           95-3571558
(State of incorporation                                                    (I.R.S. employer
if not a U.S. national bank)                                               identification no.)
700 South Flower Street
Suite 500
Los Angeles, California                                                    90017
(Address of principal executive offices)                                   (Zip code)
                                                      ---------------------------
                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                          (Exact name of obligor as specified in its charter)

California                                                                 95-1240335
(State or other jurisdiction of                                            (I.R.S. employer
incorporation or organization)                                             identification no.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California                                                       91770
(Address of principal executive offices)                                   (Zip code)
                                                  First and Refunding Mortgage Bonds
                                                  (Title of the indenture securities)

1.       General information.  Furnish the following information as to the trustee:

         (a)      Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------------------------- --------------------------------------------

                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------
        Comptroller of the Currency
        United States Department of the Treasury                 Washington, D.C. 20219

        Federal Reserve Bank                                     San Francisco, California 94105

        Federal Deposit Insurance Corporation                    Washington, D.C. 20429

        (b)     Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1.  A copy of the articles of association of The Bank of New York Trust Company,  N.A.  (Exhibit 1 to Form T-1 filed with
             Registration Statement No. 333-121948).

         2.  A copy of  certificate  of  authority  of the  trustee  to  commence  business.  (Exhibit  2 to Form T-1  filed  with
             Registration Statement No. 333-121948).

         3.  A copy of the  authorization  of the trustee to exercise  corporate  trust powers.  (Exhibit 3 to Form T-1 filed with
             Registration Statement No. 333-121948).

         4.  A copy of the  existing  by-laws  of the  trustee.  (Exhibit  4 to Form T-1 filed  with  Registration  Statement  No.
             333-121948).

         6.  The consent of the  trustee  required by Section  321(b) of the Act.  (Exhibit 6 to Form T-1 filed with  Registration
             Statement No. 333-121948).

         7.  A copy of the latest  report of  condition of the Trustee published pursuant to law or to the  requirements of its supervising or examining authority.

                                                               SIGNATURE

         Pursuant to the  requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 6th day of June,
2005.

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                                     By:  /S/  D.G. DONOVAN
                                                       ----------------------
                                                     Name:  D.G. DONOVAN
                                                     Title: VICE PRESIDENT

EXHIBIT 7

                                                  Consolidated Report of Condition of
                                               THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                       of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

         At the close of business March 31, 2005, published in accordance with Federal regulatory authority instructions.

                                                                                                         Dollar Amounts
                                                                                                         in Thousands
                                                                                                                     -
ASSETS
------

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin............................................................................. 9,100
         Interest-bearing balances.............................................................................   0
Securities:
         Held-to-maturity securities.............................................................................75
         Available-for-sale securities....................................................................   57,298
Federal funds sold and securities
         purchased under agreements to resell:
         Federal funds sold ...............................................................................  19,000
         Securities purchased under agreements to resell.....................................................95,000
Loans and lease financing receivables:
         Loans and leases held for sale...........................................................................0
         Loans and leases,
           net of unearned income........................................                         0
         LESS: Allowance for loan and
           lease losses......................................................                     0
         Loans and leases, net of unearned
           income and allowance ................................................................................  0
Trading assets.................................................................................................   0
Premises and fixed assets (including
         capitalized leases).............................................................................     3,876
Other real estate owned.....................................................................................      0
Investments in unconsolidated
         subsidiaries and associated
         companies...........................................................................................     0
Customers' liability to this bank
         on acceptances outstanding............................................................................   0
Intangible assets:
      Goodwill   ...........................................................................................240,005
      Other Intangible Assets ...............................................................................17,839
Other assets...............................................................................................  34,344
                                                                                                            -------
Total assets.............................................................................................. $476,537
                                                                                                           ========

LIABILITIES
-----------

Deposits:
         In domestic offices..................................................................................7,502
         Noninterest-bearing........................................................................7,502
         Interest-bearing...............................................................................0
Not applicable
Federal funds purchased and securities
         sold under agreements to repurchase:
         Federal funds purchased..............................................................................    0
         Securities sold under agreements to repurchase........................................................   0
Trading liabilities..........................................................................................     0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases).......................................................................................      58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding..........................................................................     0
Subordinated notes and debentures............................................................................     0
Other liabilities.........................................................................................   51,452
Total liabilities.......................................................................................   $116,954
                                                                                                            =======
Minority interest in consolidated subsidiaries...............................................................     0

EQUITY CAPITAL
--------------

Perpetual preferred stock and related surplus.....................................................................0
Common stock...............................................................................................   1,000
Surplus.................................................................................................    294,125
Retained earnings.......................................................................................     64,622
Accumulated other comprehensive
         income................................................................................................(164)
                                                                                                               -----
Other equity capital components...................................................................................0
Total equity capital....................................................................................   $359,583
                                                                                                           --------
Total liabilities, minority interest, and equity capital..............................................     $476,537
                                                                                                          =========

..........I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

..........Thomas J. Mastro  )        Comptroller

..........We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate
Federal regulatory authority and is true and correct.

..........Richard G. Jackson         )
..........Nicholas C. English        )       Directors
..........Karen B. Shupenko          )